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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015 (April 29, 2015)

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HSBC Finance Corporation
(Exact name of registrant as specified in its charter)

Commission File Number 1-8198

Delaware	86-1052062
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

26525 North Riverwoods Boulevard, Suite 100 Mettawa, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 525-5000

(224) 880 7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
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On April 29, 2015, the Board of Directors (the “Board”) of HSBC Finance Corporation (the “Registrant”) approved an amendment to and a restatement of its bylaws (the “Bylaws”), which were effective immediately upon such approval by the Board.

The Bylaws were amended to reflect the Board’s ability to appoint a Vice Chairman to assume the duties of Chairman in the absence of the Chairman. Other ministerial amendments were also made.

The foregoing summary is qualified in its entirety by reference to the Bylaws, which are attached as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
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(d)	Exhibits.
	Exhibit No.	Description
	3.2	Bylaws of HSBC Finance Corporation, as amended and restated, effective April 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC Finance Corporation

By:

	Name:	/s/ Jeanine L. McHugh
	Title:	Senior Vice President, Deputy General Counsel -- Corporate
Date: May 1, 2015

Index to Exhibits

Exhibit No.	Description of Exhibit
3.2	Bylaws of HSBC Finance Corporation, as amended and restated, effective April 29, 2015.